UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2013

Federal Signal Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-6003	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois	60523
(Address of principal executive offices)	(Zip Code)

(630) 954-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Federal Signal Corporation (the “Company”) announced that on July 18, 2013, Charles F. Avery, Jr. submitted to the Company his notice of his intention to resign as the Vice President, Corporate Controller and Chief Information Officer of the Company, effective July 31, 2013. Mr. Avery has accepted a position as the Chief Financial Officer of FreightCar America, Inc. (NASDAQ: RAIL).

Brian S. Cooper, Senior Vice President and Chief Financial Officer of the Company, will act as the Company’s Principal Accounting Officer until such time as the Company has appointed a successor to Mr. Avery.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits—None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERAL SIGNAL CORPORATION

Dated: July 22, 2013	By:	/s/ Jennifer L. Sherman

Jennifer L. Sherman
Senior Vice President, General Counsel & Chief Administrative Officer